Financial income and expenses	12 Months Ended
Dec. 31, 2025
Financial income and expenses [Abstract]
Financial income and expenses	7Financial income and expenses

Accounting policies
Financial income and expenses are recognized on the accrual basis in the Consolidated statements of income.
Interest income and expense are measured using the effective interest method. Dividend income is recognized in the consolidated statements of income on the date that the company’s right to receive payment is established, which in the case of quoted securities is normally the ex-dividend date.

Philips Group
Financial income and expenses in millions of EUR

	2025	2024	2023
Interest income	83	79	46
Interest income from loans and receivables	15	12	13
Interest income from cash and cash equivalents	68	67	33
Dividend income from financial assets	3	3	2
Net gains from disposal of financial assets	1	2	-
Net change in fair value of derivatives	12	-	-
Other financial income	14	21	15
Financial income	113	105	63

	2025	2024	2023
Interest expense	(288)	(288)	(277)
Interest expense on debt and borrowings	(233)	(231)	(229)
Finance charges under lease contract	(38)	(37)	(27)
Interest expense on pensions	(17)	(20)	(21)
Provision-related accretion expenses	(6)	(49)	(29)
Net foreign exchange gains (losses)	(6)	(7)	(23)
Net change in fair value of financial assets through profit or loss	(27)	(18)	(26)
Net change in fair value of derivatives	-	(5)	-
Other financial expenses	(19)	(20)	(21)
Financial expenses	(346)	(387)	(376)
Financial income and expenses, net	(233)	(282)	(314)
In 2025, financial income and expenses net decreased by EUR 49 million year-on-year, mainly due to lower provision-related accretion costs in 2025 compared to 2024. Net interest expense in 2025 was EUR 4 million lower than in 2024, driven by a slight increase in interest income, as well as lower interest expense on pensions. This was partially offset by an increase in interest expense on debt and borrowings as a result of debt refinancing in 2025.
In 2024, financial income and expenses net decreased by EUR 32 million year-on-year, mainly due to higher interest income on cash and cash equivalents and net foreign exchange losses in 2023, partly offset by higher interest expenses and provision-related accretion costs. Net interest expense in 2024 was EUR 22 million lower than in 2023, mainly due to an increased cash position, which was invested in short-term interest-bearing assets, partly offset by higher interest expenses. Interest expenses increased as a result of debt refinancing in
2024 and higher finance charges on lease contracts.